                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                     CLASS A, CLASS B AND CLASS C SHARES OF
                            AIM STRATEGIC INCOME FUND


                              (SERIES PORTFOLIO OF
                              AIM INVESTMENT FUNDS)


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919




        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                             AIM DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246




             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001 RELATING TO AIM STRATEGIC INCOME FUND PROSPECTUS DATED MARCH 1, 2001

                                TABLE OF CONTENTS


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                                                                                                                Page
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
INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE FUND................................................................................1

         The Trust and Its Shares.................................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................2

         Investment Objectives....................................................................................2
         Investment Strategies....................................................................................3
         Selection of Debt Investments............................................................................3
         Selection of Equity Investments..........................................................................4
         Selection of Investments and Asset Allocation............................................................4
         Investment In Emerging Markets...........................................................................5
         Sovereign Debt...........................................................................................6
         Brady Bonds..............................................................................................7
         Loan Participations and Assignments......................................................................7
         Mortgage-Backed and Asset-Backed Securities..............................................................8
         When-Issued and Forward Commitment Securities............................................................8
         Temporary Defensive Strategies...........................................................................9
         Equity-Linked Derivatives................................................................................9
         Investments in Other Investment Companies................................................................9
         Samurai and Yankee Bonds.................................................................................9
         Warrants or Rights......................................................................................10
         Lending of Portfolio Securities.........................................................................10
         Commercial Bank Obligations.............................................................................10
         Repurchase Agreements...................................................................................10
         Borrowing, Reverse Repurchase Agreements and "Roll" Transactions........................................11
         Zero Coupon Securities..................................................................................12
         Synthetic Security Positions............................................................................12
         Swaps, Caps, Floors, and Collars........................................................................13
         Indexed Commercial Paper................................................................................13
         Other Indexed Securities................................................................................13
         Short Sales.............................................................................................14

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................14

         Options, Futures, and Forward Currency Transactions.....................................................14
         Special Risks of Options, Futures and Currency Strategies...............................................15
         Writing Call Options....................................................................................16
         Writing Put Options.....................................................................................17
         Purchasing Put Options..................................................................................17
         Purchasing Call Options.................................................................................18
         Index Options...........................................................................................19
         Interest Rate, Currency and Stock Index Futures Contracts...............................................20
         Options on Futures Contracts............................................................................22
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................23
         Forward Contracts.......................................................................................23
         Foreign Currency Strategies--Special Considerations.....................................................24
         Cover...................................................................................................25
         Interest Rate and Currency Swaps........................................................................25

RISK FACTORS.....................................................................................................25

         Non-Diversified Classification..........................................................................25
         Illiquid Securities.....................................................................................26
         Foreign Securities......................................................................................27
         Mortgage-Backed and Asset-Backed Securities.............................................................31
         Lower Quality Debt Securities...........................................................................32

INVESTMENT LIMITATIONS...........................................................................................33


EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................35

         Portfolio Trading and Turnover..........................................................................36

MANAGEMENT.......................................................................................................37

         Trustees and Executive Officers.........................................................................37
         Investment Management and Administration Services.......................................................38
         Expenses of the Fund....................................................................................41

THE DISTRIBUTION PLANS...........................................................................................41

         The Class A and C Plan..................................................................................41
         The Class B Plan........................................................................................42
         Both Plans..............................................................................................42

THE DISTRIBUTOR..................................................................................................46

SALES CHARGES AND DEALER CONCESSIONS.............................................................................48

REDUCTIONS IN INITIAL SALES CHARGES..............................................................................50

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................54

HOW TO PURCHASE AND REDEEM SHARES................................................................................56

         Backup Withholding......................................................................................57

NET ASSET VALUE DETERMINATION....................................................................................58

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................59

         Reinvestment of Dividends and Distributions.............................................................59
         Tax Matters.............................................................................................59
         Taxation of the Fund....................................................................................60
         Taxation of Certain Investment Activities...............................................................60
         Taxation of the Funds' Shareholders.....................................................................62
         Exchange and Reinstatement Privileges and Wash Sales....................................................63

SHAREHOLDER INFORMATION..........................................................................................63

MISCELLANEOUS INFORMATION........................................................................................66

         Charges for Certain Account Information.................................................................66
         Custodian and Transfer Agent............................................................................66
         Independent Accountants.................................................................................66
         Legal Matters...........................................................................................66
         Shareholder Liability...................................................................................66
         Control Persons and Principal Holders of Securities.....................................................67

INVESTMENT RESULTS...............................................................................................68

         Total Return Quotations.................................................................................68
         Non-Standardized Returns................................................................................69
         Yield Quotations........................................................................................70
         Performance Information.................................................................................70

APPENDIX.........................................................................................................74

         Description of Bond Ratings.............................................................................74
         Description of Commercial Paper Ratings.................................................................75
         Absence of Rating.......................................................................................75

FINANCIAL STATEMENTS.............................................................................................FS
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                                      iii

                                  INTRODUCTION


         This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Strategic Income Fund (the "Fund"). The Fund is a non-diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust.

         AIM Advisors, Inc. ("AIM") serves as the investment manager of and administrator for the Fund.

         The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for the Strategic Income Fund is included in a Prospectus dated March 1, 2001. Additional copies of the Prospectus and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, AIM Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus, and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUND

THE TRUST AND ITS SHARES

         The Trust was organized as a Delaware business trust on May 7, 1998, and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund (formerly AIM Global Telecommunications Fund), AIM Latin American Growth Fund, and AIM Strategic Income Fund. Each of these funds has three separate classes:
Class A, Class B and Class C shares. The Board is authorized to establish additional series of shares, or additional classes of shares of any fund, at any time. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.

         The term "majority of the outstanding shares" of the Trust, of a particular fund or of a particular class of a fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such fund or such class.

         Class A, Class B and Class C shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of the Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

         Shareholders of the funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

         From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Trust's shares of beneficial interest. Shares of each fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive rights.

         Class A shares, Class B shares and Class C shares of the Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class A shareholders and Class B shareholders of a given Fund must approve any material increase in fees payable with respect to the Class A shares of the Fund under the Class A and C Plan). On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, shares of particular classes of the Fund may vote on matters affecting only those Classes. The shares of the Fund and of the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

         Normally there will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended ("1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

         Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of the Fund. Each share of the Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of the Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares.


                         INVESTMENT STRATEGIES AND RISKS

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

INVESTMENT OBJECTIVES

         The Fund's investment objectives may not be changed without the approval of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

         The Fund primarily seeks high current income and secondarily growth of capital.

         In addition to the primary investment policies set forth in the Fund's Prospectus, the Fund may engage in other types of investments, as described below.

INVESTMENT STRATEGIES

         The Fund's investments in debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments including mortgage-backed and asset-backed securities of foreign issuers as well as domestic issuers. Under normal market conditions, the Fund will invest at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are either rated at least investment grade by Moody's or S&P or, if not rated, are determined by AIM to be of comparable quality. Up to 65% of the Fund's total assets may be invested in debt securities that, at the time of purchase are either rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if not rated, are determined by AIM to be of comparable quality. Such securities involve a high degree of risk and are predominantly speculative. They are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund may also invest in securities that are in default as to payment of principal and/or interest. The Fund may invest up to 35% of its total assets in equity securities (including convertible securities). AIM anticipates investing in equity securities when market conditions appear to present opportunities favorable for capital appreciation due to such factors as improved corporate earnings or favorable interest rates.

         The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. AIM may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Fund also may invest in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 65% limitation.


SELECTION OF DEBT INVESTMENTS

         In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, AIM ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

         In evaluating debt securities considered for the Fund, AIM analyzes their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. There are no limitations on the maximum or minimum maturities of the debt securities considered by the Fund or on the average weighted maturity of the debt portion of the Fund's portfolio. Should the rating of a debt security be revised while such security is owned by the Fund, AIM will evaluate what action, if any, is appropriate with respect to such security.

         The Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

SELECTION OF EQUITY INVESTMENTS

         For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by AIM to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION

         AIM allocates the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, AIM intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as Euros. The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

         AIM selects securities of particular issuers on the basis of the views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

         AIM generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. AIM may seek to protect the Fund against such negative currency movements through the use of sophisticated investment techniques.

         According to AIM, as of the date of this Statement of Additional Information, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, AIM believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the funds that invest solely in debt securities of U.S. Issuers.

         In addition to the factors listed in the Prospectus, AIM's view on what securities constitute the best values are also a function of expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.


INVESTMENT IN EMERGING MARKETS

         The Fund may invest up to 65% of its assets in debt securities of issuers in emerging markets. The Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States.

         Emerging markets debt securities generally are considered to have a credit quality below investment grade. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. The Fund's ability to achieve its investment objectives are thus more dependent on AIM's credit analysis. The Fund may invest in securities that are in default as to payment of principal and/or interest.

         The Fund considers "emerging markets" to consist of all countries determined by AIM to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investment in the following emerging markets:


         Algeria                     India                Poland
         Argentina                   Indonesia            Portugal
         Bolivia                     Israel               Republic of Slovakia
         Botswana                    Ivory Coast          Russia
         Brazil                      Jamaica              Singapore
         Bulgaria                    Jordan               Slovenia
         Chile                       Kazakhstan           South Africa
         China                       Kenya                South Korea
         Columbia                    Lebanon              Sri Lanka
         Costa Rica                  Malaysia             Swaziland
         Cyprus                      Mauritius            Taiwan
         Czech Republic              Mexico               Thailand
         Dominican Republic          Morocco              Turkey
         Ecuador                     Nicaragua            Ukraine
         Egypt                       Nigeria              Uruguay
         El Salvador                 Oman                 Venezuela
         Finland                     Pakistan             Zambia
         Ghana                       Panama               Zimbabwe
         Greece                      Paraguay
         Hong Kong                   Peru
         Hungary                     Philippines


         The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

         As used in the Prospectus and the Statement of Additional Information, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

         When determining what countries constitute emerging markets, AIM will consider data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SOVEREIGN DEBT

         The Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although AIM intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

         In recent years, some of the emerging market countries in which the Fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors in commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

         The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

         Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

BRADY BONDS

         The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. As of the date of this Statement of Additional Information, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

         The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate per bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignment of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights or set off against the borrowers, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased any Participations. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

         In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by AIM to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The liquidity of Assignments and Participations is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's respective liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating the portfolio's net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         The Fund may invest in mortgage-backed and asset-backed securities of U.S. and foreign issuers, including privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. Investors typically receive payments out of the interest on and principal of the underlying mortgages. Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are other financial assets or financial receivables, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property, and receivables from credit cards. Any mortgage-backed and asset-backed securities purchased by the Fund will be subject to the same rating requirements that apply to its other investments.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

         The Fund may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, the Fund is required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case the Fund would have no obligation to the other party, and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount the Fund can receive if the "when, as and if issued" security is in fact issued.

TEMPORARY DEFENSIVE STRATEGIES

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units such as Euros), money market instruments, or high-quality debt securities. The Fund may also invest up to 25% of its total assets in money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds") for these purposes. In addition, for temporary defensive purposes, most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives.

EQUITY-LINKED DERIVATIVES

         The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investments in Other Investment Companies."

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         With respect to certain countries, investments by the Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Fund anticipates investing directly in these markets.

         The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in Affiliated Money Market Funds, provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

SAMURAI AND YANKEE BONDS

         The Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS

         Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board, "marked to market" on a daily basis. The collateral for such loans, if received in cash, may be held in investment vehicles with investment objectives and policies similar to those of money market funds or limited duration income funds (longer maturities than may be held by money market funds), advised by the Advisor or its affiliates or by unaffiliated advisors. The Fund may pay a fee to the Advisor of such investment vehicles for its services. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extension of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially.

COMMERCIAL BANK OBLIGATIONS

         For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

         A repurchase agreement is a transaction in which the Fund buys a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and broker/dealers believed by AIM to present minimal credit risks in accordance with guidelines approved by the Trust's Board of Trustees. AIM reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

         The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow the immediate resale of such collateral. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of the Fund's total assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

         The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

         The Fund's fundamental investment limitations permit it to borrow money for leveraging purposes. The Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. The Fund will borrow for investment purposes only when AIM believes that such borrowings will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case. The Fund expects that some of its borrowings may be made on a secured basis.

         The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will segregate liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

         Reverse repurchase agreements involve the risk that the market value of the securities regained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the portfolio's obligation to repurchase the securities, and the portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         The Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

         Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Fund's assets for purposes of calculating compliance with the Fund's borrowing limitations.

ZERO COUPON SECURITIES

         The Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the Fund's income. Accordingly, for the Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Dividends, Distributions and Tax Matters" below), it may be required to distribute an amount that is greater than its share of the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

SYNTHETIC SECURITY POSITIONS

         The Fund may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities." For example, in order to establish a synthetic security position for the Fund that is comparable to owning a Japanese government bond, AIM might purchase futures contracts on Japanese governmental bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date. AIM might roll over the futures and forward currency contract positions before taking delivery in order to continue the Fund's investment position, or AIM might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

         AIM would create synthetic security positions for the Fund when they believe that they can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while AIM believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the Fund will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Options, Futures and Currency Strategies," below.

SWAPS, CAPS, FLOORS, AND COLLARS

         The Fund may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing its portfolios' duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount leased on changes in the values of the reference indices.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER

         The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES

         The Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. The Fund may invest in such securities to the extent consistent with their respective investment objectives.

SHORT SALES

         The Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and in order to maintain portfolio flexibility. The Fund only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         The Fund might make a short sale "against the box" in order to hedge against market risks when AIM believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

OPTIONS, FUTURES, AND FORWARD CURRENCY TRANSACTIONS

         The Fund may use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency, or an index of securities). The Fund may enter into such instruments up to the full value of its portfolio assets.

         To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge the Fund's portfolio against movements in exchange rates.

         In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that AIM intends to include in the Fund's portfolio. The Fund also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

         Further, the Fund may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect the Fund's portfolio. The Fund also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         Although the Fund is authorized to enter into options, futures and forward currency transactions, it might not enter into any such transactions. The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

                   (1) Successful use of most of these instruments depends upon AIM's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While AIM is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

                   (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

                   (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because AIM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

                   (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

                   (5) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS

         The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of AIM are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's fundamental investment policies that limit the pledging or mortgaging of their assets.

         Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

         The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, AIM will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

         The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

         The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

         The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at anytime until (American Style) or on (European Style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund generally would write put options in circumstances where AIM wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

         The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

         The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

         The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         The Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

         Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

         The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless the Fund believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         The Fund may enter into interest rate or currency futures contracts, including futures contracts on indices of debt and equity securities, ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decreases in currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

         The Fund only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

         Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

         A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

         Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

         If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

         If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

         The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS

         A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

         The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

         Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's Board of Trustees.

         The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investment of the Fund. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

         The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which AIM believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

         Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

         Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

INTEREST RATE AND CURRENCY SWAPS

         The Fund usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Fund believes that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P, or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by AIM. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.


                                  RISK FACTORS

NON-DIVERSIFIED CLASSIFICATION

         The Fund is classified as a "non-diversified" fund under the 1940 Act. As a result, the Fund will be able to invest in a fewer number of issuers than if it were classified as a "diversified" fund under the 1940 Act.

To the extent that the Fund invests in a smaller number of issuers, the value of the Fund's shares may fluctuate more widely and the Fund may be subject to greater investment and credit risk with respect to the portfolio.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to receive approximately the amount at which the Fund values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         With respect to liquidity determinations generally, the Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to AIM in accordance with procedures approved by the Board. AIM takes into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). AIM will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Trust's Board of Trustees. Moreover, certain securities, such as those subject to registration restrictions of more than seven days, will generally be treated as illiquid. If the liquidity percentage restriction of the Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, AIM will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.

FOREIGN SECURITIES

         Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization, confiscatory taxation or other confiscation by any country, the Fund could lose its entire investment in any such country. Economies in emerging markets are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

         Religious, Political and Ethnic Instability. Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

         Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, AIM will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

         Currency Fluctuations. Because the Fund, under normal circumstances, will invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in their respective net asset values and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

         The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy. Many of the currencies in emerging markets countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have historically occurred in certain countries.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

         Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. AIM will consider such difficulties when determining the allocation of the Fund's assets, although AIM does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

         The Fund may use foreign custodians, which may charge higher custody fees than those attributable to domestic investing and may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

         The risk exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

         Withholding Taxes. The Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's income or delaying the receipt of income where those taxes may be recaptured. See "Dividends, Distributions and Tax Matters" herein.

         Concentration. To the extent the Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

         Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. AIM believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by the Fund.

         Special Considerations Affecting Russia and Eastern European Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

         Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

         The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

         The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

         Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Funds may invest in Hong Kong. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

         Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

         Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

         Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

         Special Considerations Affecting Emerging Markets. The Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks affecting debt investments in emerging markets include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Because of the special risks associated with investing in emerging markets, an investment in the Fund should be considered speculative.

         Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

         Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         The Fund may invest in mortgage-backed and asset-backed securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increasing market interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

         Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

LOWER QUALITY DEBT SECURITIES

         Under normal market conditions the Fund may invest up to 65% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.

         Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, D, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." As noted above, the Fund may invest in debt securities rated below C, which are in default as to principal and/or interest.

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial conditions may be better or worse than a rating indicates.

         The marked values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the Fund's portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

         Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact the respective net asset values of the Fund. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

         As of October 31, 2000, the Fund had 92.50% of its total net assets in debt securities that received a rating from Standard & Poor's and 3.90% of its total net assets in debt securities that were not so rated. In addition, the Fund had 0.00% in cash and 2.88% in net receivables. The Fund had 92.50% of its total net assets invested in rated securities in the following rating categories: AAA - 3.20%; AA - 2.90%; A - 13.28%; BBB - 29.53%; BB - 11.38%;
B - 30.12%; CCC - 2.09%; CC - 0.00%; and D - 0.00%. Included in the unrated category are securities held by the Fund which, while unrated, have been determined by AIM to be of comparable quality to rated securities. It should be noted that the allocation of the investments of the Fund by rating on any given date will vary and should not be considered representative of the future composition of the Fund.


                             INVESTMENT LIMITATIONS

         The Fund has adopted the following investment limitations as fundamental policies which may not be changed without approval by a majority of the outstanding shares of the Fund.

         The Fund may not:

                  (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                  (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                  (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

                  (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                  (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of the Fund's concentration policy contained in limitation
(1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

         The following investment policies of the Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Fund may not:

                  (1) Invest more than 15% of its total assets in illiquid securities;

                  (2) Borrow money to purchase securities and will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund), except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

                  (3) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund), except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

                  (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                  (5) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts; or

                  (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         Investors should refer to the Fund's Prospectus for further information about the Fund's investment objectives, which may not be changed without the approval of the Fund's shareholders and other investment policies and techniques, which may be changed without shareholder approval.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Subject to policies established by the Trust's Board of Trustees, AIM is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers that execute such transactions on behalf of the Fund. In executing transactions, AIM seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although AIM generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

         Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

         Consistent with the interest of the Fund, AIM may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to AIM for its use in managing the Fund and other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Broker/dealers may communicate such information electronically, orally, in written form or on computer software. Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by AIM under investment management and administration contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that AIM determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of AIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

         Investment decisions for the Fund and for other investment accounts managed by AIM are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases AIM believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

         Under a policy adopted by the Trust's Board of Trustees, and subject to the policy of obtaining the best net results, AIM may consider a broker/dealer's sale of the shares of the Fund and the other funds for which AIM serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.

         The Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, CDRs, GDRs or EDRs or securities convertible into foreign equity securities. ADRs, ADSs, CDRs, GDRs and EDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest generally are traded in the OTC markets.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliates of AIM. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 2000, 1999 and 1998, the Fund paid aggregate brokerage commissions of $25,100, $12,472 and $933, respectively.

PORTFOLIO TRADING AND TURNOVER

         The Fund engages in portfolio trading when AIM concludes that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund generally does not intend to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever AIM believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio value, excluding short-term investments. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and could result in the realization of net capital gains that would be taxable when distributed to shareholders. The portfolio turnover rates for the Fund the last two fiscal years were as follows:


                                                    YEAR ENDED       YEAR ENDED
                                                     OCT. 31,         OCT. 31,
                                                       2000             1999
                                                    ----------       ----------
         Strategic Income Fund..............           309%             235%

                                   MANAGEMENT


         The Trust's Board of Trustees has overall responsibility for the operation of the Fund. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND EXECUTIVE OFFICERS

         The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                           POSITIONS
        NAME, ADDRESS AND AGE              HELD WITH                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           REGISTRANT
--------------------------------------- ----------------- --------------------------------------------------------------
*ROBERT H. GRAHAM (54)                  Trustee,          Director, President and Chief Executive Officer, A I M
                                        Chairman and      Management Group, Inc.; Director and President, A I M
                                        President         Advisors, Inc.; Director and Senior Vice President, A I M
                                                          Capital Management, Inc., A I M Distributors, Inc., A I M
                                                          Fund Services, Inc. and Fund Management Company; and
                                                          Director and Vice Chairman, AMVESCAP PLC.
--------------------------------------- ----------------- --------------------------------------------------------------
C. DEREK ANDERSON (59)                  Trustee           Senior Managing Partner, Plantagenet Capital Management, LLC
456 Montgomery Street                                     (an investment partnership); Chief Executive Officer,
Suite 200                                                 Plantagenet Holdings, Ltd. (an investment banking firm); and
San Francisco, CA 94104                                   Director, Premium Wear, Inc. (formerly Munsingwear, Inc.) (a casual apparel company),"R" Homes, Inc., and various other privately owned companies.
--------------------------------------- ----------------- --------------------------------------------------------------
FRANK S. BAYLEY (61)                    Trustee           Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                    Chairman, Stimson Marina, Inc., a subsidiary of C.D. Stimson
Suite 2400                                                Company (a private investment company) and Trustee, The
San Francisco, CA 94111                                   Badgley Funds.
--------------------------------------- ----------------- --------------------------------------------------------------
RUTH H. QUIGLEY (66)                    Trustee           Private investor; and President, Quigley Friedlander & Co.,
1055 California Street                                    Inc. (a financial advisory services firm) from 1984 to 1986.
San Francisco, CA 94108
--------------------------------------- ----------------- --------------------------------------------------------------

----------
* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

                                           POSITIONS
        NAME, ADDRESS AND AGE              HELD WITH                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           REGISTRANT
--------------------------------------- ----------------- --------------------------------------------------------------
MELVILLE B. COX (57)                    Vice President    Vice President and Chief Compliance Officer, A I M Advisors,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
--------------------------------------- ----------------- --------------------------------------------------------------
GARY T. CRUM (53)                       Vice President    Director and President, A I M Capital Management, Inc.;
                                                          Director and Executive Vice President, A I M Management
                                                          Group Inc.; Director and Senior Vice President, A I M
                                                          Advisors, Inc.; and Director, A I M Distributors, Inc. and
                                                          AMVESCAP PLC.
--------------------------------------- ----------------- --------------------------------------------------------------
CAROL F. RELIHAN (46)                   Vice President    Director, Senior Vice President, General Counsel and
                                        and Secretary     Secretary, A I M Advisors, Inc.; Senior Vice President,
                                                          General Counsel and Secretary, A I M Management Group Inc.;
                                                          Director, Vice President and General Counsel, Fund
                                                          Management Company; Vice President and General Counsel, A I
                                                          M Fund Services, Inc.; and Vice President, A I M Capital
                                                          Management, Inc. and A I M Distributors, Inc.
--------------------------------------- ----------------- --------------------------------------------------------------
DANA R. SUTTON (42)                     Vice President    Vice President and Fund Controller, A I M Advisors, Inc.;
                                        and Treasurer     and Assistant Vice President and Assistant Treasurer, Fund
                                                          Management Company.
--------------------------------------- ----------------- --------------------------------------------------------------

          The Board of Trustees has a Nominating and Audit Committee, composed of Miss Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's Executive Officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM.

          Each Trustee who is not a trustee, officer or employee of AIM or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 2000, Mr. Anderson, Mr. Bayley and Miss Quigley, who are not trustees, officers, or employees of any affiliated company, received total compensation of $64,278, $65,351 and $65,351, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 2000, Mr. Anderson, Mr. Bayley and Miss Quigley, who are not trustees, officers or employees of any other affiliated company, received total compensation of $105,000, $107,000 and $107,000, respectively, from the investment companies managed or administered by AIM and for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

          AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 130 investment portfolios encompassing a broad range of investment objectives. AIM, and its worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

          AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Fund's principal underwriter, AIM Distributors.

          AIM Management and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

          In addition to the investment resources of its Houston and London offices, AIM draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, AIM employs a team approach, taking advantage of its investment resources around the world.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimus exemption), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to a de minimus exemption); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

          Under an investment management and administration contract between the Trust and AIM ("Trust Advisory Agreement"), AIM serves as the investment manager and administrator for the Fund. AIM became investment manager and administrator to the Fund effective June 1, 1998. Prior to that date, Chancellor LGT Asset Management, Inc. served as investment manager and administrator.

          For these services, the Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets. AIM's fee is calculated at the annualized rate of 0.725% on the first $500 million, 0.70% on the next $1 billion, 0.675% on the next $1 billion and 0.65% on amounts thereafter. The investment management and administration fees paid by the Fund are higher than those paid by most mutual funds. The Fund pays all expenses not assumed by AIM, AIM Distributors or other agents. AIM has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.05%, 1.70% and 1.70% of the Fund's Class A, Class B and Class C Shares, respectively until June 30, 2001.

          AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         For the fiscal years ended October 31, 2000, 1999 and 1998, the Fund paid AIM and the prior manager and administrator the following investment management and administration fees:

                                                           2000          1999           1998
                                                           ----          ----           ----
Strategic Income Fund................................    $570,155     $1,749,758     $2,691,901

         For the fiscal year ended October 31, 2000, AIM waived management fees for the Fund in the amount of $548,051.

          INVESCO (NY), Inc. became sub-advisor to the Fund effective June 1, 1998. Prior to that date, INVESO (NY), Inc.'s predecessor served as sub-advisor. Sub-advisory arrangements with respect to the Fund were terminated effective February 11, 2000.

          For the period November 1, 1999 through February 11, 2000, and the fiscal years ended October 31, 2000, 1999 and 1998, AIM and the former investment manager and administrator paid, with respect to the Fund, the following sub-advisory fees:

                                                           2000         1999          1998
                                                           ----         ----          ----
Strategic Income Fund................................    $228,062     $699,903     $1,076,760

          As investment manager and administrator, AIM makes all investment decisions for the Fund and as administrator, AIM administers the Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Fund and provides suitable office space, necessary small office equipment and utilities. AIM determines the composition of the Fund's portfolio, place orders to buy, sell, or hold particular securities and supervise all matters relating to the Fund's operation.

         The Trust Advisory Agreement may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Trust's Board of Trustees, as applicable, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act), and (ii) a majority of Trustees who are not parties to the Trust Advisory Agreement or "interested persons" of any such party (as defined in the 1940
Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Trust Advisory Agreement provides that with respect to the Fund, the Trust or AIM may terminate the Contracts without penalty upon sixty days' written notice to the other party. The Trust Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

          Under a master accounting services agreement AIM serves as the Fund's pricing and accounting agent. For these services, the Fund pays AIM such fees as are determined in accordance with methodologies established, from time to time, by the Trust's Board of Trustees.

          For the fiscal years ended October 31, 2000, 1999 and 1998, the Fund paid AIM and the former investment manager and administrator the following accounting services fees:

                                                          2000        1999        1998
                                                          ----        ----        ----
Strategic Income Fund...............................     $50,000     $70,274     $99,805

          In placing securities for the Fund's portfolio transactions, AIM seeks to obtain the best net results. Consistent with their obligation to obtain the best net results, AIM may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."

EXPENSES OF THE FUND

          The Fund pays all expenses not assumed by AIM, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agent and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared by the Fund and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.


                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

          The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares of the Fund pays 0.35% per annum of the average daily net assets attributable to Class A shares as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of the Fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of the Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

          Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions including AIM Distributors, acting as principal, for providing continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions including AIM Distributors acting as principal, in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN

          The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

          Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Fund's shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Fund. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Fund or the customer may reasonably request.

          Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Fund; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation.

          The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of the Fund authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under
Section 401(a) of the Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to contractholders relative to the Fund as deemed necessary; generally, facilitating communications with contractholders concerning investments in the Fund on behalf of plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

          Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

          In addition, Shareholder Service Agreements may be permitted under the Plans for bank trust departments and brokers for bank trust departments which provide shareholder services to their customers.

          AIM Distributors, acting as principal, may also enter into Shareholder Service Agreements with the Fund, substantially identical to those agreements entered into with investment dealers or other financial institutions, authorizing payments to Aim Distributors for providing continuing personal shareholder services to those customers for which AIM Distributors serves as dealer of record.

          Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

          Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Fund to no more than 0.25% per annum of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Fund and its respective classes.

          AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

          Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

          AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.

         Prior to June 1, 1998, GT Global Inc. was the distributor of the Fund.

          For the fiscal year ended October 31, 2000, the various classes of the Fund paid to AIM Distributors the following amounts pursuant to the Plans:


                                                                                          % OF CLASS
                                                                                         AVERAGE DAILY
                                                                                          NET ASSETS
                                                                                          ----------
                                              CLASS A     CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                                              -------     -------    -------    -------    -------    -------
Strategic Income Fund ...................    $205,274    $951,451    $4,107      0.35%      1.00%      1.00%

          An estimate by category of actual fees paid by the Fund under the Class A and C Plan during the year ended October 31, 2000, were allocated as follows:


                                                                                STRATEGIC
                                                                                 INCOME
                                                                                  FUND
                                                                                  ----
CLASS A
Advertising.........................................                          $   14,106
Printing and Mailing prospectuses, semi-annual
    reports and annual reports
    (other than to current shareholders)............                               1,655
Seminars............................................                               5,254
Compensation to Underwriters to partially
    offset other marketing expenses.................                                   0
Compensation to Dealers including Finders
    Fees............................................                             184,259
Compensation to Sales Personnel.....................                                   0
Annual Report Total.................................                            $205,274

          An estimate by category of actual fees paid by the Fund under the Class B Plan during the year ended October 31, 2000, were allocated as follows:


                                                                                STRATEGIC
                                                                                 INCOME
                                                                                  FUND
                                                                                  ----
CLASS B
Advertising.........................................                           $   4,115
Printing and Mailing prospectuses, semi-annual
     reports and annual reports
     (other than to current shareholders)...........                                 431
Seminars............................................                               1,197
Compensation to Underwriters to partially
    offset other marketing expenses.................                             713,588
Compensation to Dealers.............................                             232,120
Compensation to Sales Personnel.....................                                   0
Annual Report Total.................................                            $951,451

         An estimate by category of actual fees paid by the Fund under the Class A and C Plan during the year ended October 31, 2000, were allocated as follows:


                                                                                STRATEGIC
                                                                                 INCOME
                                                                                  FUND
                                                                                  ----
CLASS C
Advertising.........................................                             $   834
Printing and Mailing prospectuses, semi-annual
    reports and annual reports
    (other than to current shareholders)............                                   0
Seminars............................................                                   0
Compensation to Underwriters to partially
    offset other marketing expenses.................                               2,501
Compensation to Dealers.............................                                 772
Compensation to Sales Personnel.....................                                   0
Annual Report Total.................................                              $4,107

          The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its shareholders.

          The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

          Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

          The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A Plan, the Class B shares of the Fund will no longer convert into Class A shares of the same Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

          The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.35% of average daily net assets of the Class A shares of the Fund, as compared to 1.00% of such assets of the Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and
(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

          The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Fund and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Fund. Such Agreements are hereinafter collectively referred to as the "Distribution Agreements."

          The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Fund's prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

          The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

          AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Fund at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve the Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

          The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

          From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B Shares in order to finance distribution expenditures in respect of Class B Shares.

          The following chart reflects the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by GT Global, Inc., the Trust's distributor prior to June 1, 1998, for the period November 1, 1997 through May 31, 1998.


                                                           NOVEMBER 1, 1997
                                                            TO MAY 31, 1998
                                                            ---------------
                                                          SALES         AMOUNT
                                                         CHARGES       RETAINED
                                                         -------       --------
          Strategic Income Fund......................    $46,291       $14,511

          For the fiscal year or period ended October 31, 2000, 1999 and 1998, the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by the Trust's distributor are as follows:


                                                                                            JUNE 1, 1998
                                                 2000                   1999            TO OCTOBER 31, 1998
                                                 ----                   ----            -------------------
                                           SALES      AMOUNT      SALES      AMOUNT      SALES      AMOUNT
                                          CHARGES    RETAINED    CHARGES    RETAINED    CHARGES    RETAINED
                                          -------    --------    -------    --------    -------    --------
Strategic Income Fund.................    $71,428     $12,841    $67,438    $10,612     $ 6,190    $ 4,499

          The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C* shareholders and retained by the Trust's distributor for the fiscal years ended October 31, 2000, 1999 and 1998:


                                                                     2000               1999            1998
                                                                     ----               ----            ----
      Strategic Income Fund...................................    $  17,039          $  1,132        $1,307,644

*  Class C shares of the Fund commenced operations on March 1, 1999.


                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Euroland Growth Fund, AIM European Development Fund, AIM European Small Company Fund, AIM Global Utilities Fund, AIM International Emerging Growth Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Technology Fund, AIM Select Growth Fund, AIM Small Cap Equity Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund, AIM Value II Fund, AIM Weingarten Fund and AIM Worldwide Spectrum Fund.


                                                                                      Dealer
                                                                                    Concession
                                                      Investor's Sales Charge       ----------
                                                  -------------------------------      As a
                                                        As a            As a        Percentage
                                                     Percentage      Percentage       of the
                                                   of the Public     of the Net       Public
                    Amount of Investment in            Amount         Offering       Offering
                     Single Transaction(1)             Price          Invested         Price
                 ------------------------------   ---------------  --------------   ----------
                           Less than $   25,000         5.50%           5.82%          4.75%
               $25,000 but less than $   50,000         5.25            5.54           4.50
               $50,000 but less than $  100,000         4.75            4.99           4.00
              $100,000 but less than $  250,000         3.75            3.90           3.00
              $250,000 but less than $  500,000         3.00            3.09           2.50
              $500,000 but less than $1,000,000         2.00            2.04           1.60

----------
(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.


         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                      Dealer
                                                                                    Concession
                                                      Investor's Sales Charge       ----------
                                                  -------------------------------      As a
                                                        As a            As a        Percentage
                                                     Percentage      Percentage       of the
                                                   of the Public     of the Net       Public
                    Amount of Investment in            Amount         Offering       Offering
                     Single Transaction(1)             Price          Invested         Price
                 ------------------------------   ---------------  --------------   ----------
                           Less than $   50,000         4.75%           4.99%          4.00%
               $50,000 but less than $  100,000         4.00            4.17           3.25
              $100,000 but less than $  250,000         3.75            3.90           3.00
              $250,000 but less than $  500,000         2.50            2.56           2.00
              $500,000 but less than $1,000,000         2.00            2.04           1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.


                                                                                      Dealer
                                                                                    Concession
                                                      Investor's Sales Charge       ----------
                                                  -------------------------------      As a
                                                        As a            As a        Percentage
                                                     Percentage      Percentage       of the
                                                   of the Public     of the Net       Public
                    Amount of Investment in            Amount         Offering       Offering
                     Single Transaction(1)             Price          Invested         Price
                 ------------------------------   ---------------  --------------   ----------
                           Less than $  100,000         1.00%           1.01%          0.75%
              $100,000 but less than $  250,000         0.75            0.76           0.50
              $250,000 but less than $1,000,000         0.50            0.50           0.40

        There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

        ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

        In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

        Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

        AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

        Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

        The term "purchaser" means:

        o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

        o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

              a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

              b. each transmittal must be accompanied by a single check or wire transfer; and

              c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

        o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

        o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

        o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o    AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o    Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;


         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

         o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the U.S. Internal Revenue Code of 1986, as amended; or

         o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o    Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o    Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o    Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

          A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the heading "Purchasing Shares -- How to Purchase Shares."

          The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are listed under the caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value." You may also be charged a transaction or other fee by the financial institution managing your account.

          Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchanging Shares."

          Information concerning redemption of the Funds' shares is set forth in the Prospectus under the heading "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with

AIM Distributors must phone orders to the order desk of the Fund telephone:
(800) 347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash.

          The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)  the investor fails to furnish a correct TIN to the Fund, or
         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or
         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or
         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or
         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o    a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
              Section 403(b)(7)

         o    the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o    a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o    a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o    a common trust fund operated by a bank under Section 584(a)

         o    a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o    a trust exempt from tax under Section 664 or described in Section
              4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

          The net asset value per share of the Fund is normally determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the equity securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class.

Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

          Each equity security held is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair market value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

          Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trust's Board of Trustees.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          Income dividends and capital gain distributions are automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth under the caption "Shareholder Information-Purchasing Shares-Special Plans-Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUND

          The Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

          The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


TAXATION OF CERTAIN INVESTMENT ACTIVITIES

          Foreign Taxes. Interest and dividends received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (a "Fund's foreign taxes"). Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.

          Passive Foreign Investment Companies. The Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a part of any "excess distribution" received by it on the stock of a PFIC or of any gain on the Fund's disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

          If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

          The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

          Options, Futures and Foreign Currency Transactions. The Fund's use of hedging transactions, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for the Fund.

          Futures and forward contracts that are subject to Section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain--20% (10% for noncorporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

          Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, futures and forward contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor Section 988 transactions to minimize any adverse tax impact.

          If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially identical property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.

          The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if no corresponding payment on them is received during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUND'S SHAREHOLDERS

          Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


          If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

          Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

          The foregoing is a general and abbreviated summary of certain federal tax considerations that are in effect at the date of this Statement of Additional Information and that affect the Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

EXCHANGE AND REINSTATEMENT PRIVILEGES AND WASH SALES

         If a shareholder disposes of the Fund's shares ("original shares") within 90 days after purchase thereof and subsequently reacquires shares of the Fund or acquires shares of another AIM Fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then
(1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired. In addition, if a shareholder purchases shares of the Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in the Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at
(800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and

(4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

          The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

          State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Fund and performs certain other ministerial duties. AIM Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Fund. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Fund pays the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

          The Fund's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, conducts audits of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Trust, the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

          The audited financial statements of the Fund included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

          The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Fund.

SHAREHOLDER LIABILITY

          Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of the Fund as of February 5, 2001, and the percentage of the outstanding shares held by such holders are set forth below.


                                                                                          PERCENT
                                                                         PERCENT          OWNED OF
                                 NAME AND ADDRESS                        OWNED OF         RECORD AND
FUND                             OF RECORD OWNER                         RECORD ONLY*     BENEFICIALLY
----                             ---------------                         ------------     ------------
AIM Strategic Income Fund
   Class A                       Merrill Lynch Pierce Fenner & Smith         6.96%            -0-
                                 FBO The Sole Benefit of Customers
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Strategic Income Fund
   Class C                       Margo L. Baird                               -0-           14.23%
                                 620 N. Washington St.
                                 Hinsdale, IL  60521

                                 US Clearing Corp                           13.40%            -0-
                                 26 Broadway
                                 New York, NY  10004-1798

                                 Donaldson Lufkin Jenrette                   9.15%            -0-
                                 Securities Corporation Inc
                                 P. O. Box 2052
                                 Jersey City, NJ  07303-9998

                                 Merrill Lynch Pierce Fenner & Smith         7.87%            -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administration
                                 4800 Deer Lake Dr. East 2nd Floor
                                 Jacksonville, FL  32246

                                 Dean Witter for the Benefit of               -0-            6.99%
                                 Mary E. Given
                                 P.O. Box 250 Church Street Station
                                 New York, NY  10008-0250

         As of February 5, 2001, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Fund.

----------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                               INVESTMENT RESULTS


TOTAL RETURN QUOTATIONS

          The standard formula for calculating total return is as follows:

                                         n
                                   P(1+T) =ERV

Where    P     =   a hypothetical initial payment of $1,000.
         T     =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
         n     =   number of years.
         ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

          The standardized returns for the Class A shares of the Fund, stated as average annual total returns for the one-year, five-year and ten-year periods ended October 31, 2000, (which include the maximum sales charge of 4.75% and reinvestment of all dividends and distributions), were:


                                                          ONE      FIVE       TEN        SINCE
                                                          YEAR     YEARS     YEARS     INCEPTION*
                                                          ----     -----     -----     ----------
Strategic Income Fund...............................     (7.03)%    3.89%     6.71%       6.30%

       * The inception dates for Class A shares of the Fund is 03/29/88.

          The standardized returns for Class B shares of the Fund, stated as average annual total returns for the one-year, five-year and ten-year periods ended October 31, 2000, (which deduct the maximum applicable contingent deferred sales charge on the redemption of shares held for the period and include reinvestment of all dividends and distributions), were:


                                                          ONE      FIVE       TEN        SINCE
                                                          YEAR     YEARS     YEARS     INCEPTION*
                                                          ----     -----     -----     ----------
Strategic Income Fund...............................     (7.63)%   3.89%      N/A         5.27%

       * The inception date for Class B shares of the Fund is 10/22/92.

          The standardized returns for Class C shares of the Fund, stated as average annual total returns for the one-year, five-year and ten-year periods ended October 31, 2000, (which include the maximum applicable contingent deferred sales charge on the redemption of shares held for the period and reinvestment of all dividends and distributions) were:


                                                          ONE      FIVE       TEN        SINCE
                                                          YEAR     YEARS     YEARS     INCEPTION*
                                                          ----     -----     -----     ----------
Strategic Income Fund...............................     (4.03)%    N/A       N/A       (2.94)%

       * The inception date for Class C shares of the Fund is 03/01/99.

NON-STANDARDIZED RETURNS

          Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where    P     =   a hypothetical initial payment of $1,000.
         U     =   average annual total return assuming payment of only a stated
                   portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
         n     =   number of years.
         ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

          The non-standardized returns for the Class A, Class B and Class C shares of the Fund (not taking the sales charges into account and including reinvestment of dividends and distributions), stated as average annual total returns for the one-year, five-year and ten-year periods ended October 31, 2000, were:


                                                          ONE      FIVE       TEN        SINCE
                                                          YEAR     YEARS     YEARS     INCEPTION*
                                                          ----     -----     -----     ----------
Class A shares......................................     (2.35)%   4.90%     6.75%        6.71%
Class B shares......................................     (3.11)%   4.19%      N/A         5.27%
Class C shares......................................     (3.12)%    N/A       N/A        (2.94)%

       * The inception dates for Class A, Class B and Class C shares of the Fund are 03/29/88, 10/22/92 and 03/01/99, respectively.

         Cumulative total return across a stated period may be calculated as follows:

                                         n
                                   P(1+V) =ERV

Where    P     =   a hypothetical initial payment of $1,000.
         V     =   cumulative total return assuming payment of all of, a stated
                   portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
         n     =   number of years.
         ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

          The non-standardized returns (not taking sales charges into account and including reinvestment of dividends and distributions) for the Class A, Class B and Class C shares of the Fund, stated as aggregate total returns for the one-year, five-year and ten-year periods ended October 31, 2000, were:


                                                          ONE      FIVE       TEN        SINCE
                                                          YEAR     YEARS     YEARS     INCEPTION*
                                                          ----     -----     -----     ----------
Class A shares......................................     (2.35)%   26.99%    92.19%     126.57%
Class B shares......................................     (3.11)%   22.80%     N/A        51.01%
Class C shares......................................     (3.12)%    N/A       N/A        (4.86)%

       * The inception dates for Class A, Class B and Class C shares of the Fund are 03/29/88, 10/22/92 and 03/01/99, respectively.

          The non-standardized returns (taking sales charges into account and including reinvestment of dividends and distributions) for the Class A, Class B and Class C shares of the Fund, stated as aggregate total returns for the one-year, five-year and ten-year periods ended October 31, 2000, were:


                                                          ONE      FIVE       TEN        SINCE
                                                          YEAR     YEARS     YEARS     INCEPTION*
                                                          ----     -----     -----     ----------
Class A shares......................................     (7.03)%   21.01%    83.04%      115.81%
Class B shares......................................     (7.63)%   21.02%     N/A         51.01%
Class C shares......................................     (4.03)%    N/A       N/A         (4.86)%

       * The inception dates for Class A, Class B and Class C shares of the Fund are 03/29/88, 10/22/92 and 03/01/99, respectively.

YIELD QUOTATIONS

         The standard formula for calculating yield for the Fund, as described in the Prospectus, is as follows:

                                                  6
                           YIELD=2[((a-b)/(cxd)+1) -1]

Where   a   =   dividends and interest earned during a stated 30-day period.
                For purposes of this calculation, dividends are accrued
                rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more
                appropriate, based on yield to call date).
        b   =   expenses accrued during period (net of reimbursement).
        c   =   the average daily number of shares outstanding during the
                period.
        d   =   the maximum offering price per share on the last day of the period.

         The yields of the Class A shares, Class B shares and Class C shares of the Fund for the one-month period ended October 31, 2000 were 7.98%, 7.65% and 7.66%, respectively.

PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

          The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

          The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE

SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

          Yield is computed in accordance with standardized formulas described herein and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares.

          Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in the Fund is not insured or guaranteed.

          These factors should be carefully considered by the investor before making an investment in the Fund.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

          A practice of waiving or reducing fees or reimbursing expenses will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

          Total return and yield figures for the Fund are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of the Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. Such publications or media entities may include the following, among others:

        Advertising Age            Christian Science Monitor     Financial Product News
        Barron's                   Consumer Reports              Financial World
        Best's Review              Economist                     Forbes
        Broker World               EuroMoney                     Fortune
        Business Week              FACS of the Week              Global Finance
        Changing Times             Financial Planning            Hartford Courant Inc.

        Institutional Investor     Mutual Fund Magazine          Smart Money
        Insurance Forum            Nation's Business             USA Today
        Insurance Week             New York Times                U.S. News & World Report
        Investor's Daily           Pension World                 Wall Street Journal
        Journal of the             Pensions & Investments        Washington Post
            American Society       Personal Investor             CNN
            of CLU & ChFC          Financial Services Week       CNBC
        Kiplinger Letter           Philadelphia Inquirer         PBS
        Money
        Mutual Fund Forecaster

         The Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, or compare the Fund's performance to performance data of similar mutual funds as published in the following, among others:

Bank Rate National Monitor Index                      Moody's Investors Service (publications)
Bear Stearns Foreign Bond Index                       Morgan Stanley Capital International All Country
Bond Buyer Index                                         (AC) World Index
CDA/Wiesenberger Investment Company                   Morgan Stanley Capital International World Indices
   Services (data and mutual fund rankings and        Morningstar, Inc. (data and mutual fund rankings
   comparisons)                                          and comparisons)
CNBC/Financial News Composite Index                   NASDAQ
COFI                                                  Organization for Economic Cooperation and
Consumer Price Index                                     Development (publications)
Datastream                                            Salomon Brothers Global Telecommunications
Donoghue's                                               Index
Dow Jones Industrial Average                          Salomon Brothers World Government Bond
EAFE Index                                               Index-Non U.S.
First Boston High Yield Index                         Salomon Brothers World Government Bond Index
Fitch IBCA, Inc. (publications)                       Standard & Poor's (publications)
Ibbotson Associates International Bond Index          Standard & Poor's 500 Composite Stock Price
International Bank for Reconstruction and                Index
   Development (publications)                         Stangar
International Finance Corporation Emerging            Wilshire Associates
   Markets Database                                   World Bank (publications and reports)
International Financial Statistics                    The World Bank Publication of Trends in
Lehman Bond Indices                                      Developing Countries
Lipper, Inc. (data and mutual fund rankings and       Worldscope
   comparisons)
Micropal. Inc. (data and mutual fund rankings and
   comparisons)

          The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

          10-year Treasuries
          30-year Treasuries
          30-day Treasury Bills

          Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or AIM Distributors. Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include reference to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

          From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

          Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

                                    APPENDIX


DESCRIPTION OF BOND RATINGS

          Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories: Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

          AAA--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA--An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC--An obligation rated "CC" is currently highly vulnerable to nonpayment. C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

          Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2--Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

          Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

          1.   An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

          Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS



























                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

SCHEDULE OF INVESTMENTS

October 31, 2000

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS & NOTES-71.97%

AIR FREIGHT-0.56%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                   $  680,000   $    707,200
==============================================================

AIRLINES-1.47%

Delta Air Lines, Inc. Deb., 10.38%,
  12/15/22                            1,300,000      1,382,654
--------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09         500,000        464,200
==============================================================
                                                     1,846,854
==============================================================

BANKS (MAJOR REGIONAL)-3.09%

BB&T Corp., Putable Sub. Notes,
  6.38%, 06/30/05                       900,000        852,885
--------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24         1,500,000      1,527,405
--------------------------------------------------------------
Republic New York Corp., Sub.
  Notes, 9.70%, 02/01/09                750,000        830,887
--------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd.
  Bonds, 8.62%, 10/29/49                680,000        688,522
==============================================================
                                                     3,899,699
==============================================================

BANKS (MONEY CENTER)-1.64%

First Union Corp., Putable Sub.
  Deb.,
  6.55%, 10/15/35                       900,000        865,665
--------------------------------------------------------------
  7.50%, 04/15/35                     1,200,000      1,199,868
==============================================================
                                                     2,065,533
==============================================================

BANKS (REGIONAL)-2.73%

Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27                900,000        807,714
--------------------------------------------------------------
Mercantile Bancorp., Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07           850,000        836,111
--------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Sub. Deb., 8.25%, 11/01/24            725,000        762,308
--------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08           760,000        681,112
--------------------------------------------------------------
Union Planters Capital Trust, Gtd.
  Bonds, 8.20%, 12/15/26                400,000        347,792
==============================================================
                                                     3,435,037
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-7.08%

Adelphia Communications Corp., Sr.
  Unsec. Notes, 10.88%, 10/01/10        550,000        519,750
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.
  Bonds, 7.88%, 07/15/09                680,000        657,363
--------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%, 02/01/30      820,000        732,326
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 8.20%, 07/15/09       1,750,000      1,619,747
--------------------------------------------------------------
Charter Communications Holdings
  LLC, Sr. Unsec. Notes, 10.25%,
  01/15/10                              900,000        888,750
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $992,530)(a)        $1,000,000   $  1,004,210
--------------------------------------------------------------
CSC Holdings Inc.
  Sr. Unsec. Deb., 7.88%, 02/15/18    1,250,000      1,146,012
--------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07     775,000        751,641
--------------------------------------------------------------
  Series B, Sr. Notes, 8.13%,
    07/15/09                            400,000        391,840
--------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Disc.
  Yankee Notes, 10.75%, 02/15/07(b)     500,000        362,500
--------------------------------------------------------------
TCI Communications, Inc., Sr. Deb.,
  8.75%, 08/01/15                       500,000        518,410
--------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B, Sr.
  Unsec. Disc. Yankee Notes,
  13.75%, 02/01/10(b)                   850,000        327,250
==============================================================
                                                     8,919,799
==============================================================

BUILDING MATERIALS-0.67%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09             1,000,000        845,000
==============================================================

COMPUTERS (NETWORKING)-0.29%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08        400,000        366,000
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.97%

Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                    1,250,000        715,625
--------------------------------------------------------------
PSINet Inc., Sr. Notes, 11.00%,
  08/01/09                            1,000,000        505,000
==============================================================
                                                     1,220,625
==============================================================

CONSUMER FINANCE-1.99%

Capital One Financial Corp., Unsec.
  Notes, 7.25%, 05/01/06              1,500,000      1,418,025
--------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26              1,300,000      1,086,085
==============================================================
                                                     2,504,110
==============================================================

ELECTRIC COMPANIES-4.46%

CILCORP, Inc., Bonds, 9.38%,
  10/15/29                              500,000        553,910
--------------------------------------------------------------
Cleveland Electric Illuminating Co.
  (The) 1st Mortgage, 6.86%,
  10/01/08                              400,000        379,944
--------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%,
    11/01/17                          1,000,000        982,710
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.-Series
  H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(b)                         2,000,000      1,618,660
--------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05                300,000        295,884
--------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09         2,000,000      1,790,380
==============================================================
                                                     5,621,488
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

ELECTRICAL EQUIPMENT-0.40%

GE Global Insurance Holdings Corp.,
  Notes, 7.75%, 06/15/30             $  500,000   $    508,465
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.72%

Israel Electric Corp. Ltd. (Israel)
  Sr. Sec. Medium Term Yankee
  Notes, 7.75%, 03/01/09 (Acquired
  04/13/00; Cost $524,815)(a)           540,000        507,249
--------------------------------------------------------------
  Yankee Deb., 7.75%, 12/15/27
    (Acquired 06/09/00; Cost
    $403,871)(a)                        460,000        396,506
==============================================================
                                                       903,755
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.51%

SCG Holding Corp./Semiconductor
  Components Industries LLC, Gtd.
  Notes, 12.00%, 08/01/09               650,000        648,375
==============================================================

ENGINEERING & CONSTRUCTION-0.37%

Washington Group International,
  Inc., Sr. Unsec. Gtd. Notes,
  11.00%, 07/01/10(c)                   550,000        468,875
==============================================================

ENTERTAINMENT-1.20%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10 (Acquired
  06/29/00-08/11/00; Cost
  $398,750)(a)                          400,000        388,000
--------------------------------------------------------------
Time Warner Inc., Deb., 9.15%,
  02/01/23                            1,000,000      1,121,020
==============================================================
                                                     1,509,020
==============================================================

FINANCIAL (DIVERSIFIED)-1.63%

AIG SunAmerica Global Financing II,
  Sr. Sec. Notes, 7.60%, 06/15/05
  (Acquired 06/08/00; Cost
  $600,000)(a)                          600,000        616,230
--------------------------------------------------------------

General Motors Acceptance Corp.,
  Notes, 6.85%, 06/17/04                600,000        594,636
--------------------------------------------------------------

ONO Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Sub. Euro Notes,
  13.00%, 05/01/09                      300,000        232,500
--------------------------------------------------------------

Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $600,000)(a)           600,000        609,606
==============================================================
                                                     2,052,972
==============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-1.93%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%, 05/01/07   1,575,000      1,657,688
--------------------------------------------------------------
MGM Mirage, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 06/01/07           350,000        364,438
--------------------------------------------------------------
Park Place Entertainment Corp., Sr.
  Unsec. Sub. Notes, 8.88%,
  09/15/08                              420,000        413,700
==============================================================
                                                     2,435,826
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.81%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(c)                         1,000,000      1,025,000
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-0.38%

Triad Hospitals, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/15/09                              460,000        481,850
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

HOMEBUILDING-0.30%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(c)                        $  400,000   $    378,000
==============================================================

HOUSEHOLD FURNISHING & APPLIANCES-0.95%

O'Sullivan Industries, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  13.38%, 10/15/09                      960,000        561,600
--------------------------------------------------------------
Winsloew Furniture, Inc.-Series B,
  Sr. Gtd. Sub. Notes, 12.75%,
  08/15/07                              690,000        638,250
==============================================================
                                                     1,199,850
==============================================================

INSURANCE (LIFE/HEALTH)-0.24%

Torchmark Corp., Notes, 7.88%,
  05/15/23                              335,000        299,698
==============================================================

INVESTMENT BANKING/BROKERAGE-2.58%

Lehman Brothers Holdings Inc.
  Putable Sr. Notes, 8.80%,
    03/01/15                            900,000        959,634
--------------------------------------------------------------
  Notes, 8.50%, 08/01/15              1,000,000      1,036,340
--------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 01/15/07     1,100,000      1,079,023
--------------------------------------------------------------
  Series E, Medium Term Notes,
    9.20%, 02/10/28(d)                2,200,000        181,522
==============================================================
                                                     3,256,519
==============================================================

IRON & STEEL-0.08%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(e)            780,000        105,300
==============================================================

MACHINERY (DIVERSIFIED)-0.22%

Actuant Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 05/01/09 (Acquired
  07/21/00; Cost $281,224)(a)           285,000        277,875
==============================================================

MANUFACTURING (SPECIALIZED)-0.20%

Tekni-Plex, Inc., Sr. Sub. Notes,
  12.75%, 06/15/10(c)                   280,000        256,200
==============================================================

NATURAL GAS-1.02%

Coastal Corp. (The), Sr. Unsec.
  Deb., 6.70%, 02/15/27                 400,000        380,640
--------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,000,000        899,520
==============================================================
                                                     1,280,160
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-0.62%

Petroleum Geo-Services A.S.A.
  (Norway), Yankee Notes, 7.50%,
  03/31/07                              800,000        781,544
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-3.04%

Anadarko Petroleum Corp., Deb.,
  7.73%, 09/15/2096                   1,000,000        999,150
--------------------------------------------------------------
Den Norske Stats Oljeselskap A.S.
  (Norway), Yankee Unsec. Deb.,
  7.38%, 05/01/16 (Acquired
  06/01/00; Cost $469,245)(a)           500,000        476,420
--------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr.
  Unsec. Notes, 8.25%, 08/15/07         500,000        490,265
--------------------------------------------------------------
Pioneer Natural Resources Co., Sr.
  Unsec. Gtd. Notes, 9.63%,
  04/01/10                              750,000        785,625
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Triton Energy Ltd. (Cayman
  Islands), Sr. Yankee Notes,
  8.88%, 10/01/07 (Acquired
  09/27/00; Cost $255,000)(a)        $  255,000   $    255,000
--------------------------------------------------------------
Union Pacific Resources Group Inc.,
  Unsec. Deb., 7.50%, 10/15/26          850,000        827,662
==============================================================
                                                     3,834,122
==============================================================

OIL (DOMESTIC INTEGRATED)-0.22%

Amerada Hess Corp., Bonds, 7.88%,
  10/01/29                              275,000        281,185
==============================================================

OIL (INTERNATIONAL INTEGRATED)-1.86%

YPF Sociedad Anonima (Argentina), Yankee Bonds,
  8.00%, 02/15/04                     1,350,000      1,331,181
--------------------------------------------------------------
  9.13%, 02/24/09                     1,000,000      1,014,620
==============================================================
                                                     2,345,801
==============================================================

PHOTOGRAPHY/IMAGING-0.67%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    1,050,000        845,250
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.81%

AES Corp. (The), Sr. Unsec. Notes,
  9.50%, 06/01/09                     1,000,000      1,020,000
==============================================================

PUBLISHING (NEWSPAPERS)-3.32%

News America Holdings, Inc. Putable
  Notes, 8.45%, 08/01/34              2,200,000      2,195,556
--------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13      1,850,000      1,992,783
==============================================================
                                                     4,188,339
==============================================================

RAILROADS-0.44%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                       250,000        248,695
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10(c)                   325,000        303,875
==============================================================
                                                       552,570
==============================================================

REAL ESTATE INVESTMENT TRUSTS-0.41%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                       600,000        520,848
==============================================================

RETAIL (DRUG STORES)-0.24%

Duane Reade, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 02/15/08           350,000        299,250
==============================================================

SAVINGS & LOAN COMPANIES-0.48%

Washington Mutual, Inc., Sub.
  Notes, 8.25%, 04/01/10                600,000        607,620
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.43%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                              500,000        537,500
==============================================================

SOVEREIGN DEBT-9.16%

Republic of Argentina (Argentina),
  Unsec. Unsub. Notes, 11.75%,
  04/07/09                            1,500,000      1,312,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

SOVEREIGN DEBT-(CONTINUED)

Republic of Brazil (Brazil) Bonds,
  11.63%, 04/15/04                   $1,228,000   $  1,252,560
--------------------------------------------------------------
  Floating Rate Gtd. Bonds, 7.63%,
    04/15/24(f)                       2,000,000      1,538,200
--------------------------------------------------------------
  Series C, Bonds, 8.00%, 04/15/14    2,462,816      1,852,484
--------------------------------------------------------------
  Unsub. Notes, 14.50%, 10/15/09      2,415,000      2,569,560
--------------------------------------------------------------
Republic of Bulgaria (Bulgaria)
  Series PDI, Floating Rate Deb.,
  7.75%, 07/28/11(f)                    190,000        142,251
--------------------------------------------------------------
  Series A, Gtd. Bonds, 3.00%,
    07/28/12(g)                         205,000        147,514
--------------------------------------------------------------
  Series A, Gtd. Floating Rate Sec.
    Bonds, 7.75%, 07/28/24(f)           198,000        149,172
--------------------------------------------------------------
Republic of Panama (Panama), Bonds,
  8.88%, 09/30/27                       304,000        254,586
--------------------------------------------------------------
Republic of Turkey (Turkey) Bonds,
  11.88%, 11/05/04                      115,000        118,306
--------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.38%,
    06/15/09                            115,000        115,863
--------------------------------------------------------------
Republic of Venezuela (Venezuela)
  Unsec. Bonds, 9.25%, 09/15/27       1,683,000      1,114,988
--------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27         817,000        535,282
--------------------------------------------------------------
United Mexican States (Mexico),
  Notes, 9.88%, 02/01/10                420,000        437,850
==============================================================
                                                    11,541,116
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.47%

Crown Castle International Corp.
  Sr. Disc. Notes, 10.38%,
  05/15/11(b)                           785,000        498,475
--------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%,
    08/01/11                            270,000        278,775
--------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09        400,000        130,000
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Notes, 12.75%, 08/01/10(c)            320,000        292,800
--------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.63%, 04/15/09(b)     1,000,000        650,000
==============================================================
                                                     1,850,050
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-3.07%

360networks Inc. (Canada) Sr.
  Unsec. Yankee Notes, 12.00%,
  08/01/09                              500,000        397,500
--------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                            500,000        440,000
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                              500,000        493,380
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                            1,600,000        824,000
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Yankee Notes, 13.00%,
  05/15/09                            1,000,000        865,000
--------------------------------------------------------------
Williams Communications Group,
  Inc., Sr. Unsec. Notes, 10.88%,
  10/01/09                            1,000,000        847,500
==============================================================
                                                     3,867,380
==============================================================

TELEPHONE-3.09%

CFW Communications Co., Sr. Notes,
  13.00%, 08/15/10(c)(h)                425,000        376,125
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

TELEPHONE-(CONTINUED)

Intermedia Communications Inc
  Series B, Sr. Disc. Notes,
    11.25%, 07/15/07(b)              $  550,000   $    459,250
--------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    9.50%, 03/01/09                     900,000        875,250
--------------------------------------------------------------
Koninklijke (Royal) KPN N.V.
  (Netherlands), Sr. Unsec. Unsub.
  Yankee Notes, 7.50%, 10/01/05
  (Acquired 09/27/00; Cost
  $699,552)(a)                          700,000        695,842
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes,
  11.50%, 02/01/06(b)                   350,000        327,250
--------------------------------------------------------------
Qwest Capital Funding, Unsec. Gtd.
  Notes, 7.90%, 08/15/10 (Acquired
  08/24/00; Cost $702,254)(a)           700,000        713,958
--------------------------------------------------------------
XO Communications, Inc., Sr. Unsec.
  Notes, 10.75%, 11/15/08               500,000        440,000
==============================================================
                                                     3,887,675
==============================================================

TRUCKERS-0.89%

North American Van Lines Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(c)     1,250,000      1,118,750
==============================================================

WASTE MANAGEMENT-3.26%

Allied Waste North America Inc.
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.00%, 08/01/09             1,600,000      1,392,000
--------------------------------------------------------------
Waste Management, Inc.
  Sr. Unsec. Notes, 7.13%, 12/15/17     900,000        773,973
--------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                          2,000,000      1,937,120
==============================================================
                                                     4,103,093
==============================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes
      (Cost $95,003,386)                            90,701,178
==============================================================

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-12.97%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.27%

Charter Communications, Inc., Conv.
  Bonds, 5.75%, 10/15/05 (Acquired
  10/25/00; Cost $1,500,000)(a)       1,500,000      1,599,375
==============================================================

COMMUNICATIONS EQUIPMENT-2.65%

Cyras Systems, Inc., Conv. Sub.
  Notes, 4.50%, 08/15/05 (Acquired
  08/15/00; Cost $750,000)(a)           750,000        870,000
--------------------------------------------------------------
Juniper Networks, Inc., Unsec.
  Conv. Notes, 4.75%, 03/15/07        1,200,000      1,674,000
--------------------------------------------------------------
Kestrel Solutions, Conv. Sub.
  Notes, 5.50%, 07/15/05 (Acquired
  07/20/00; Cost $750,000)(a)           750,000        795,000
==============================================================
                                                     3,339,000
==============================================================

COMPUTERS (HARDWARE)-0.34%

Candescent Technologies Corp., Sr.
  Conv. Gtd. Sub. Debs., 8.00%,
  05/01/03 (Acquired 03/07/00; Cost
  $480,000)(a)                          600,000        426,000
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

COMPUTERS (SOFTWARE & SERVICES)-1.10%

Aether Systems, Inc., Conv. Unsec.
  Sub. Notes, 6.00%, 03/22/05        $2,000,000   $  1,385,000
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-1.01%

ASM Lithography Holding N.V.
  (Netherlands), Conv. Yankee
  Notes, 4.25%, 11/30/04 (Acquired
  04/05/00; Cost $1,507,813)(a)       1,250,000      1,268,750
==============================================================

ELECTRONICS (SEMICONDUCTORS)-1.13%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00; Cost
  $1,250,000)(a)                      1,250,000      1,428,125
==============================================================

FINANCIAL (DIVERSIFIED)-0.88%

Verizon Global Funding
  Corp.,-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05              1,000,000      1,107,405
==============================================================

FOODS-1.26%

Nestle Holding Inc.-Series WW,
  Conv. Sr. Unsub. Euro Notes,
  3.00%, 05/09/05                     1,500,000      1,586,250
==============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.46%

Roche Holding A.G., Conv. Notes,
  0.00%, 01/19/15 (Acquired
  03/10/00; Cost $624,812)(a)(d)        650,000        586,625
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-0.98%

Kerr-McGee Corp., Conv. Notes,
  5.25%, 02/15/10                     1,000,000      1,233,750
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.22%

Lamar Advertising Co., Conv. Unsec.
  Notes, 5.25%, 09/15/06              1,300,000      1,542,125
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.67%

Nextel Communications, Inc., Sr.
  Conv. Notes, 5.25%, 01/15/10
  (Acquired 02/15/00; Cost
  $1,055,000)(a)                      1,000,000        845,000
==============================================================
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $16,441,504)                            16,347,405
==============================================================

                                     PRINCIPAL
                                     AMOUNT(i)

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
NOTES-1.77%

NETHERLANDS-0.40%

Grapes Communications N.V.
  (Telecommunications-Cellular/Wireless),
  Sr. Notes, 13.50%, 05/15/10
  (Acquired 05/03/00; Cost
  $997,480)(a)(h)               EUR   1,100,000        508,766
==============================================================

NORWAY-0.28%

Enitel ASA (Telecommunications-Long
  Distance), Sr. Unsec. Unsub. Euro
  Notes, 12.50%, 04/15/10       EUR     630,000        347,522
==============================================================

                                     PRINCIPAL       MARKET
                                     AMOUNT(i)       VALUE

UNITED STATES OF AMERICA-0.79%

Fannie Mae (Sovereign Debt), Notes,
  7.25%, 06/20/02               NZD   2,000,000        790,652
--------------------------------------------------------------
John Hancock Global Fund
  (Insurance-Life/Health), Sr. Sec.
  Sub Medium Term Notes, 6.75%,
  02/15/06                      AUD     400,000        203,846
==============================================================
                                                       994,498
==============================================================

UNITED KINGDOM-0.30%

Jazztel PLC (Telephone), Sr. Unsec.
  Euro Notes, 14.00%, 04/01/09  EUR     300,000        183,692
--------------------------------------------------------------
ONO Finance PLC
  (Financial-Diversified), Sr.
  Unsec. Gtd. Euro Notes, 13.00%,
  05/01/09                      EUR     300,000        192,649
==============================================================
                                                       376,341
==============================================================
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $3,845,859)                                    2,227,127
==============================================================

                                     PRINCIPAL
                                     AMOUNT(i)

NON-U.S. DOLLAR DENOMINATED
CONVERTIBLE BONDS & NOTES-0.51%

FRANCE-0.51%

Vivendi Environment (Waste
  Management), Sr. Conv. Gtd.
  Bonds, 1.50%, 01/01/05 (Cost
  $862,755)                    EUR      250,000        642,151
==============================================================

                                       SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-8.35%

CHEMICALS (DIVERSIFIED)-1.03%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES                                   27,000   $  1,301,062
==============================================================

ELECTRIC COMPANIES-2.83%

Reliant Energy, Inc., $1.35 Conv.
  Pfd                                    17,000      1,280,321
--------------------------------------------------------------
SEI Trust I-Series A, $3.13 Conv.
  Pfd                                    37,500      2,280,469
==============================================================
                                                     3,560,790
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.57%

Intersil Holding Corp.-Wts.,
  expiring 08/15/09 (Acquired
  12/08/99; Cost $0)(a)(j)                  800        720,200
==============================================================

FINANCIAL (DIVERSIFIED)-0.00%

ONO Finance PLC (United
  Kingdom)-Wts., expiring
  05/31/09(j)                               300              0
==============================================================

HOUSEHOLD FURNISHING & APPLIANCES-0.02%

O'Sullivan Industries, Inc.
  Wts., expiring 11/15/09(j)                960   $      9,840
--------------------------------------------------------------
  Series B, Wts., expiring
    11/15/09(c)(j)                          960          9,840
--------------------------------------------------------------
Winsloew Furniture, Inc.-Wts.,
  expiring 08/15/07(c)(j)                   690          6,986
==============================================================
                                                        26,666
==============================================================

                                                     MARKET
                                       SHARES        VALUE

OIL & GAS (REFINING & MARKETING)-1.11%

Valero Energy Corp.-$1.94 Conv.
  Pfd.                                   50,000      1,400,000
==============================================================

POWER PRODUCERS (INDEPENDENT)-2.66%

AES Trust VII-$3.00 Conv. Pfd.
  (Acquired 05/15/00; Cost
  $1,268,352)(a)                         24,000      1,689,000
--------------------------------------------------------------
Calpine Capital Trust III-$2.50
  Conv. Pfd. (Acquired 10/26/00;
  Cost $1,713,750)(a)                    30,000      1,665,000
==============================================================
                                                     3,354,000
==============================================================

RAILROADS-0.00%

Railamerica Transportation Corp.-
  Wts., expiring 08/15/10 (Acquired
  10/05/00; Cost $0)(a)(j)                  325          3,331
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Carrier 1 International S.A.
  (Switzerland)-Wts., expiring
  02/15/09 (Acquired 09/03/99; Cost
  $0)(a)(j)                                 150         15,912
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.12%

Enitel ASA (Norway)-Wts., expiring
  04/03/05(j)                               630          4,010
--------------------------------------------------------------
Tele1 Europe B.V.-ADR
  (Netherlands)(k)                       17,612        138,695
==============================================================
                                                       142,705
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $9,448,728)                                   10,524,666
==============================================================

                                     PRINCIPAL
                                       AMOUNT

U.S. TREASURY SECURITIES-0.82%

U.S. TREASURY NOTE-0.82%
  6.75%, 05/15/05 (Cost $1,030,313)  $1,000,000      1,036,880
==============================================================

ASSET-BACKED SECURITIES-0.73%

FINANCIAL (DIVERSIFIED)-0.73%

Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                       400,000        421,608
--------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/13/19 (Acquired
  06/01/00; Cost $493,835)(a)           500,000        497,965
==============================================================
                                                       919,573
==============================================================
    Total Asset-Backed Securities
      (Cost $887,719)                                  919,573
==============================================================
TOTAL INVESTMENTS -- 97.12% (Cost
  $127,520,264)                                    122,398,980
==============================================================
OTHER ASSETS LESS
  LIABILITIES -- 2.88%                               3,629,319
==============================================================
NET ASSETS -- 100.00%                             $126,028,299
______________________________________________________________
==============================================================

Investment Abbreviations:

ACES   - Automatic Common Exchange Securities
ADR    - American Depositary Receipt
AUD    - Australian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
Gtd.   - Guaranteed
NZD    - New Zealand Dollar
Pfd.   - Preferred
PDI    - Past Due Interest
REGS   - Regulation S
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $18,859,945 which represented 14.96% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) The coupon rate shown on floating rate notes represents the rate at period end.
(g) The coupon rate show on step up coupon bond represents the rate at period end.
(h) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(i) Foreign denominated security. Par value is denominated in currency indicated.
(j) Acquired as part of a unit with or in exchange for other securities.
(k) Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $127,520,264)                                 $122,398,980
------------------------------------------------------------
Foreign currencies, at value (cost $53,291)           52,753
------------------------------------------------------------
Receivables for:
  Investments sold                                21,755,580
------------------------------------------------------------
  Fund shares sold                                    57,356
------------------------------------------------------------
  Dividends and interest                           2,482,433
------------------------------------------------------------
  Foreign currency contracts outstanding              44,547
------------------------------------------------------------
Other assets                                          12,411
============================================================
    Total assets                                $146,804,060
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           14,030,625
------------------------------------------------------------
  Fund shares reacquired                           1,427,160
------------------------------------------------------------
  Amount due to custodian                          5,024,969
------------------------------------------------------------
Accrued advisory fees                                 56,483
------------------------------------------------------------
Accrued administrative services fees                   4,238
------------------------------------------------------------
Accrued distribution fees                             98,712
------------------------------------------------------------
Accrued trustees' fees                                 2,676
------------------------------------------------------------
Accrued transfer agent fees                           35,850
------------------------------------------------------------
Accrued operating expenses                            95,048
============================================================
    Total liabilities                             20,775,761
============================================================
Net assets applicable to shares outstanding     $126,028,299
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 48,864,876
____________________________________________________________
============================================================
Class B                                         $ 76,679,680
____________________________________________________________
============================================================
Class C                                         $    483,743
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            5,330,186
____________________________________________________________
============================================================
Class B                                            8,349,234
____________________________________________________________
============================================================
Class C                                               52,728
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.17
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.17 divided by
      95.25%)                                   $       9.63
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.18
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.17
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Interest                                        $ 13,369,681
------------------------------------------------------------
Dividends                                            154,919
------------------------------------------------------------
Dividends from affiliated money market funds         414,357
------------------------------------------------------------
Security lending income                                  816
============================================================
    Total investment income                       13,939,773
============================================================

EXPENSES:

Advisory fees                                      1,118,206
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        43,933
------------------------------------------------------------
Distribution fees -- Class A                         205,274
------------------------------------------------------------
Distribution fees -- Class B                         951,451
------------------------------------------------------------
Distribution fees -- Class C                           4,107
------------------------------------------------------------
Transfer agent fees                                  428,114
------------------------------------------------------------
Trustees' fees                                        10,664
------------------------------------------------------------
Other                                                233,884
============================================================
    Total expenses                                 3,045,633
============================================================
Less: Fees waived                                   (548,051)
------------------------------------------------------------
   Expenses paid indirectly                          (16,757)
============================================================
    Net expenses                                   2,480,825
============================================================
Net investment income                             11,458,948
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND SWAP AGREEMENTS:

Net realized gain (loss) from:
  Investment securities                          (27,654,369)
------------------------------------------------------------
  Foreign currencies                                (167,199)
------------------------------------------------------------
  Foreign currency contracts                          32,005
------------------------------------------------------------
  Futures contracts                                 (151,502)
------------------------------------------------------------
  Swap agreements                                    316,535
============================================================
                                                 (27,624,530)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           12,470,240
------------------------------------------------------------
  Foreign currencies                                  (4,022)
------------------------------------------------------------
  Foreign currency contracts                          51,775
------------------------------------------------------------
  Futures contracts                                   65,179
============================================================
                                                  12,583,172
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and swap
  agreements                                     (15,041,358)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (3,582,410)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000             1999
                                                              -------------    -------------

OPERATIONS:

  Net investment income                                       $  11,458,948    $  14,565,127
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and swap agreements                               (27,624,530)     (16,216,754)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and swap agreements             12,583,172        2,953,192
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (3,582,410)       1,301,565
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (3,110,833)      (5,310,549)
--------------------------------------------------------------------------------------------
  Class B                                                        (4,335,943)      (8,423,847)
--------------------------------------------------------------------------------------------
  Class C                                                           (20,220)          (2,176)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                     (1,231)         (14,345)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                        (1,297,698)        (313,916)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,088,596)        (557,789)
--------------------------------------------------------------------------------------------
  Class C                                                            (9,264)            (193)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                     (2,240)            (640)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (14,226,418)     (28,748,300)
--------------------------------------------------------------------------------------------
  Class B                                                       (33,405,587)     (61,297,148)
--------------------------------------------------------------------------------------------
  Class C                                                           279,127          254,116
--------------------------------------------------------------------------------------------
  Advisor Class*                                                   (104,641)        (739,856)
============================================================================================
    Net increase (decrease) in net assets                       (61,905,954)    (103,853,078)
============================================================================================

NET ASSETS:

  Beginning of year                                             187,934,253      291,787,331
============================================================================================
  End of year                                                 $ 126,028,299    $ 187,934,253
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 244,842,709    $ 295,698,026
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (3,518)        (809,500)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and swap agreements           (113,726,070)     (89,286,279)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (5,084,822)     (17,667,994)
============================================================================================
                                                              $ 126,028,299    $ 187,934,253
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income increased by $213,059, undistributed net realized gains were increased by $3,184,739 and paid-in capital decreased by $3,397,798 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications.
C. Distributions -- Distributions from income are declared and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $113,632,495 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at October 31, 2000 were as follows:

   SETTLEMENT                   CONTRACT TO   CONTRACT TO              UNREALIZED
   DATE                           DELIVER       RECEIVE      VALUE    APPRECIATION
   ----------                   -----------   -----------   -------   ------------
   12/11/00               AUD     (250,000)    $139,290     129,644     $ 9,646
   -------------------------------------------------------------------------------
   12/29/00               AUD     (130,000)      71,391      67,431       3,960
   -------------------------------------------------------------------------------
   12/29/00               NZD   (1,900,000)     784,795     753,854      30,941
   ===============================================================================
                                (2,280,000)    $995,476     950,929     $44,547
    ______________________________________________________________________________
   ===============================================================================

G. Mortgage Dollar Rolls -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
H. Future Contracts -- A future contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
I. Swap Agreements -- The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolio's duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest rate swap agreements are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform and that there may be unfavorable changes in the fluctuation of interest rates.
J. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
K. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%, respectively. Prior to January 12, 2000, AIM had agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. During the year ended October 31, 2000, AIM waived fees of $548,051.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $266,405 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $205,274, $951,451 and $4,107, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,841 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $17,039 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,013 and reductions in custodian fees of $14,744 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $16,757.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, there were no securities on loan to brokers. For the year ended October 31, 2000, the Fund received fees of $816 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $485,416,577 and $524,436,963, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 4,173,615
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (9,343,930)
=========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(5,170,315)
_________________________________________________________________________
=========================================================================

Cost of investments for tax purposes is $127,569,295.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,203,928    $ 11,556,535     3,735,185    $ 40,211,400
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        727,886       7,090,652       570,671       6,113,002
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        51,395         500,167        25,089         258,028
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     25             256        18,917         210,688
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        324,043       3,148,620       412,050       4,409,344
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        380,663       3,710,538       544,054       5,826,667
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         2,405          23,176           196           2,004
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     70             715         1,153          12,565
======================================================================================================================
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                         10,457         105,612            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (10,415)       (105,612)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,984,827)    (29,037,185)   (6,845,161)    (73,369,044)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,475,397)    (44,206,777)   (6,857,590)    (73,236,817)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (25,784)       (244,216)         (573)         (5,916)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --              --       (87,987)       (963,109)
======================================================================================================================
                                                              (4,795,551)   $(47,457,519)   (8,483,996)   $(90,531,188)
______________________________________________________________________________________________________________________
======================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                              2000(a)     1999      1998(a)       1997      1996(a)
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                         $ 10.13     $ 10.80    $  12.00    $  11.76    $  10.32
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.77        0.68        0.91(b)     0.74        0.89
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.99)      (0.66)      (1.27)       0.34        1.44
====================================================================================================================
    Total from investment operations                           (0.22)       0.02       (0.36)       1.08        2.33
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.52)      (0.65)      (0.65)      (0.78)      (0.82)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --          --          --       (0.06)      (0.07)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.22)      (0.04)      (0.19)         --          --
====================================================================================================================
    Total distributions                                        (0.74)      (0.69)      (0.84)      (0.84)      (0.89)
====================================================================================================================
Net asset value, end of period                               $  9.17     $ 10.13    $  10.80    $  12.00    $  11.76
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                (2.35)%      0.06%      (3.41)%      9.40%      23.00%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $48,865     $68,675    $102,280    $138,715    $185,126
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.21%(d)    1.41%       1.56%       1.44%       1.40%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.57%(d)    1.41%       1.56%       1.44%       1.40%
====================================================================================================================
Ratio of net investment income to average net assets            7.84%(d)    6.44%       7.73%       6.18%       8.09%
____________________________________________________________________________________________________________________
====================================================================================================================

Portfolio turnover rate                                          309%        235%        306%        149%        177%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Does not include sales charges.
(d) Ratios are based on average daily net assets of $58,649,641.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                              2000(a)      1999      1998(a)       1997      1996(a)
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period                         $ 10.15     $  10.81    $  12.01    $  11.77    $  10.33
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.71         0.62        0.84(b)     0.67        0.82
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.01)       (0.66)      (1.28)       0.33        1.44
=====================================================================================================================
    Total from investment operations                           (0.30)       (0.04)      (0.44)       1.00        2.26
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.45)       (0.58)      (0.57)      (0.71)      (0.75)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --          --       (0.05)      (0.07)
---------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.22)       (0.04)      (0.19)         --          --
=====================================================================================================================
    Total distributions                                        (0.67)       (0.62)      (0.76)      (0.76)      (0.82)
=====================================================================================================================
Net asset value, end of period                               $  9.18     $  10.15    $  10.81    $  12.01    $  11.77
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                (3.11)%      (0.52)%     (4.04)%      8.70%      22.15%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $76,680     $118,904    $188,660    $281,376    $333,178
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.86%(d)     2.07%       2.21%       2.09%       2.05%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.22%(d)     2.07%       2.21%       2.09%       2.05%
=====================================================================================================================
Ratio of net investment income to average net assets            7.18%(d)     5.78%       7.08%       5.53%       7.44%
_____________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                          309%         235%        306%        149%        177%
_____________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Does not include contingent deferred sales charges.
(d) Ratios are based on average daily net assets of $95,145,091.

                                                                        CLASS C
                                                              ----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2000(a)          1999
                                                              -----------    -------------
Net asset value, beginning of period                            $10.14          $10.78
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.70            0.33
--------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)        (1.00)          (0.63)
======================================================================================
    Total from investment operations                             (0.30)          (0.30)
======================================================================================
Less distributions:
  Dividends from net investment income                           (0.45)          (0.31)
--------------------------------------------------------------------------------------
  Returns of capital                                             (0.22)          (0.03)
======================================================================================
    Total distributions                                          (0.67)          (0.34)
======================================================================================
Net asset value, end of period                                  $ 9.17          $10.14
______________________________________________________________________________________
======================================================================================
Total return(b)                                                  (3.12)%         (1.80)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  484          $  251
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.86%(c)        2.07%(d)
--------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)        2.07%(d)
======================================================================================
Ratio of net investment income to average net assets              7.18%(c)        5.78%(d)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                            309%            235%
______________________________________________________________________________________
======================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $410,715.
(d) Annualized.